                                                                   EXHIBIT 10.47

                       THE ASHTON TECHNOLOGY GROUP, INC.

                 NONQUALIFIED DEFERRED STOCK OPTION AGREEMENT
                 --------------------------------------------


          THIS AGREEMENT, dated as of _______________, 1998, is made by and between The Ashton Technology Group, Inc., a Delaware corporation (the "Company"), and the person named on the signature page hereof (the "Grantee").

          WHEREAS, the Board of Directors has determined that it would be to the advantage and best interests of the Company and its stockholders to grant the nonqualified option provided herein to the Grantee as an incentive for increased efforts during the Grantee's employment with, or providing services to, the Company, and has advised the Company thereof and instructed the undersigned officers to issue said option;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

Section 1.1 - Cause
-----------   -----

          "Cause" shall mean (a) refusal to perform the Grantee's lawful duties including, without limitation, those duties as directed by the Board of Directors or officers senior to the Grantee; (b) material misconduct; (c) gross negligence in the performance of the Grantee's duties; (d) material failure to follow the Company's policies, directives or orders applicable to the employees holding comparable positions; (e) intentional destruction or theft of the Company's property or falsification of the Company's documents; (f) conviction of a felony or any crime involving moral turpitude; and (g) violation of the Company's code of conduct; and (h) conduct that has or may have material adverse effect on the reputation of the Company.

Section 1.2 - Common Stock
-----------   ------------

          "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

Section 1.3 - Fair Market Value
------------  -----------------

          Unless otherwise specified herein, when a public market for the Common Stock of the Company exists, the term "Fair Market Value" used in connection with the value of shares of Common Stock shall mean the average of the high and low reported sales prices of Common Stock
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on the exchange on which such Common Stock is traded (or such other market as shall constitute the principal trading market for the Common Stock) on the date which Fair Market Value is being determined (or, if there is no such trading on such date, the last preceding date on which there was such trading). When no public market for the Common Stock of the Company exists, Fair Market Value shall be determined by the Board.

Section 1.4 - Option
-----------   ------

          "Option" shall mean the nonqualified option to purchase Common Stock of the Company granted under this Agreement.

Section 1.5 - Permanent Disability
------------  --------------------

          The term "Permanent Disability" shall mean the inability of the Grantee to perform substantially all the Grantee's duties and responsibilities to the Company by reason of a physical or mental disability or infirmity for a continuous period of six months. The date of such Permanent Disability shall be the last day of such six-month period or if later, the day on which the Grantee submits satisfactory medical evidence of such Permanent Disability.

Section 1.6 - Retirement
-----------   ----------

          "Retirement" shall mean, with respect to the Grantee, retirement on or after the Grantee's attainment of age 65 or such earlier age as may be otherwise determined by the Board of the Directors of the Company.

Section 1.7 - Secretary
-----------   ---------

          "Secretary" shall mean the Secretary of the Company.

Section 1.8 - Termination of Employment
-----------   -------------------------

          "Termination of Employment" shall mean the time when the employee-employer relationship (or other relationship pursuant to which services are performed) is terminated for any reason whatsoever. The Compensation Committee of the Company's Board of directors (the "Committee"), in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not limited to, all questions of whether particular leaves of absences constitute Termination of Employment. Notwithstanding any other provision of this Agreement, the Company has an absolute and unrestricted right to terminate any employee's employment at any time for any reason whatsoever with or without Cause.

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                                  ARTICLE II

                                GRANT OF OPTION
                                ---------------

Section 2.1 - Grant of Option
-----------   ---------------

          For good and valuable consideration, on and as of the date hereof (the "Grant Date"), the Company irrevocably grants to the Grantee the Option to purchase any part or all of the number of shares of the Company's Common Stock set forth on the signature page hereof, subject to adjustment as provided in
Section 2.4 hereof, upon the terms and conditions set forth in this Agreement.

Section 2.2 - Exercise Price
-----------   --------------

          The exercise price (the "Exercise Price") of the shares of stock covered by the Option shall be $1.875 per share, without commission or other charge.

Section 2.3 - Consideration to the Company
-----------   ----------------------------

          In consideration of the granting of the Option by the Company, the Grantee agrees by the execution of this Agreement that the Grantee shall render faithful and efficient services to the Company, with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in this Agreement shall confer upon the Grantee any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are expressly reserved, to terminate the employment of the Grantee at any time for any reason whatsoever, with or without Cause.

Section 2.4 - Adjustment in Option
-----------   --------------------

          Subject to Section 2.5, in the event the outstanding shares of Common Stock subject to the Option are, from time to time, changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares, or otherwise, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares or other consideration as to which the Option, or portions thereof then unexercised, shall be exercisable. Any such adjustment made by the Committee shall be final and binding.

Section 2.5 - Merger or Consolidation, Recapitalization, Etc.
-----------   -----------------------------------------------

          In its absolute discretion, and on such terms and conditions as it deem appropriate, the Committee may at any time provide that the Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the sale or other disposition of all or substantially all of the assets of the Company (including the exchange of such assets for the securities of another corporation), the acquisition by another person of 80% or more of the

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Company's then outstanding shares of voting stock or the recapitalization, reclassification, liquidation or dissolution of the Company, and if the Company so provides, it shall also provide, by a resolution adopted prior to the occurrences of such merger, consolidation, disposition, acquisition, recapitalization, reclassification, liquidation or dissolution, that, for some period of time prior to such event, the Option shall be exercisable as to all shares subject thereto, notwithstanding anything to the contrary in Section 3.1 and/or in any installment provisions of such Option and/or that the grantee shall receive cash, in lieu of exercising the Option, in the amount by which the Fair Market Value, as of the date of such event, of the number of shares of Common Stock to which the Option relates exceeds the Exercise Price for the shares of Common Stock which are subject to the Option, and that upon the occurrence of such event, such Option shall terminated and be of no further force or effect; provided, however, the Company may provide in its
                 --------  -------
absolute discretion, that even if the Option shall be exercisable after any such event, from and after such event, any such Option shall be exercisable only for the kind and amount of securities and/or other property, or the cash equivalent thereof, receivable as a result of such event by the holder of a number of shares of stock for which such Option could have been exercised immediately prior to such event.


                                  ARTICLE IV

                           PERIOD OF EXERCISABILITY
                           ------------------------

Section .1 - Commencement of Exercisability
------------ ------------------------------

          (a) The Option is granted for an aggregate of the number os shares of Company Common Stock set forth on the signature page hereof (the "Option Shares"); and

          (b) The Option shall become exercisable as follows:

                                       Percentage of Total Shares
     Date Option Becomes Exercised    As to Which Option is Exercisable
     -----------------------------    ---------------------------------

          September 11, 1998                         20%
          September 11, 1999                         20%
          September 11, 2000                         60%

          Notwithstanding the foregoing, the Option shall not be exercisable as to any additional shares following Termination of Employment of the Grantee for any reason other than a Termination of employment because of death, Permanent Disability or Retirement of the Grantee. In the event of a Termination because of such death, Permanent Disability or Retirement, the Option shall immediately become exercisable as to all shares.

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Section 3.2 - Expiration of Option
-----------   --------------------

          After the first to occur of the following events, the Option shall expire and may not be exercised to any extent by the Grantee:

          (a) Immediately upon the Grantee's Termination of Employment for
     Cause;

          (b) The Grantee is not continuously employed by the Company, Gomez Advisors, Inc., Universal Trading Technologies Corporation or one of their subsidiaries from September 11, 1997 through September 11, 1998, provided,
                                                                      --------
     however, that for purposes of this Section, "continuously employed" shall
     -------
     mean 30 days after the Grantee's Termination of Employment for any reason, other than for death, Permanent Disability, Retirement or Cause;

          (c) The Grantee dies on or before September 11, 1998; or

          (d) Five years from the date of issuance.


                                  ARTICLE IV

                              EXERCISE OF OPTION
                              ------------------

Section 4.1 - Person Eligible to Exercise
-----------   ---------------------------

          During the lifetime of the Grantee, only the Grantee (or the Grantee's legal guardian) may exercise the Option or any portion thereof. After the death of the Grantee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 2.5 or Section 3.2, be exercised by the Grantee's personal representative or by any person empowered to do so under the Grantee's will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise
-----------   ----------------

          Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section
2.5 or Section 3.2; provided, however, that any partial exercise shall be for
                    --------  -------
whole shares only.

Section 4.3 - Manner of Exercise
-----------   ------------------

          The Option, or any exercisable portion thereof, may be exercised solely by delivering to the Secretary or the Secretary's office all of the following prior to the time when the Option or such portion becomes unexercisable under Section 2.5 or Section 3.2:

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          (a) Notice in writing signed by the Grantee or the other person then entitled to exercise the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Company.

          (b) Full payment of the Exercise Price in cash or certified bank check for the shares with respect to which such Option or portion thereof is exercised or, if acceptable to the Company, (i) (A) by surrender or delivery to the Company of shares equal to or less than the Exercise Price or (B) in the event the Company registers its Common Stock under the Securities Act of 1933, as amended (the "Act"), by registration on form S-8 (or any successor form), through the written election of the Grantee to have shares of such Common Stock withheld by the Company from the shares otherwise to be received, with such withheld shares having an aggregate Fair Market Value on the date of exercise equal to or less than the Exercise Price, plus (ii) cash or certified bank check for any difference;

          (c) A bona fide written representation and agreement, in a form satisfactory to the Company, signed by the Grantee or other person then entitled to exercise such Option or portion thereof, stating that the shares of stock are being acquired for the Grantee's own account, for investment purposes only and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Act, and then applicable rules and regulations thereunder, and that the Grantee or other person then entitled to exercise such Option or portions thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense of liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above; provided, however, that the
                                                     --------- -------
     Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations;

          (d) Full payment to the company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option; and

          (e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Grantee, appropriate proof of the right of such person or persons to exercise the Option.

Without limiting the generality of the foregoing, the Company may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on exercise of an Option does not violate the Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of the Option shall bear an appropriate legend referring to the provisions of subsection (c) above and the agreements herein. The written representation and agreement referred to in subsection (c) and the legend referred to above shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares. The Company shall determine acceptable methods for tendering and withholding Common Stock of the Company as payment of the Exercise

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Price upon exercise of an Option and in satisfaction of any withholding obligation and may impose such limitations and prohibitions on the use of Common Stock of the Company to exercise an Option as it deems appropriate, including without limitation, any limitation or prohibition designed to avoid certain accounting consequences that may result from the use of Common Stock of the Company as payment of the Exercise Price upon exercise of an Option and in satisfaction of any withholding obligation.

Section 4.4 - Conditions to Issuance of Stock Certificates
-----------   --------------------------------------------

          The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares that have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions.

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of approval or other clearance from any state or federal governmental agency which the Committee shall reasonably determine to be necessary or advisable;

          (d) The payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Option; and

          (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5 - Cash Payment in Lieu of Stock
-----------   -----------------------------

          Notwithstanding anything to the contrary contained herein, if at the time the Option or any exercisable portion thereof is delivered for exercise to the Company, or at any time prior to the issuance of a certificate of stock in respect of such Option or portion thereof, the Common Stock has never been or has ceased to be listed any national securities exchange or otherwise publicly traded (whether or not listed on any stock exchange), the Board of Directors, in its sole discretion, shall have the option of delivering (i) shares of Common Stock or (ii) a cash payment in lieu of

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shares of Common Stock and the Exercise Price, multiplied by the number of shares of Common Stock that would have been issued upon such exercise.

Section 4.6 - Rights as Stockholder
-----------   ---------------------

          The Grantee shall not be, nor have any of the rights or privileges of a stockholder of the Company in respect of any shares purchasable upon the exercise of the Option or any portion thereof unless and until certificates representing such shares shall have been issued by the Company to such Grantee.


                                   ARTICLE V

                                 MISCELLANEOUS
                                 -------------

Section 5.1 - Administration
-----------   --------------

          The Committee shall have the power to interpret this Agreement. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Grantee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Agreement or the Option. In its absolute discretion, the board of directors may at any time and from time to time exercise any and all rights and duties of the Committee under this Agreement.

Section 5.2 - Option Not Transferable
-----------   -----------------------

          No Option or interest or right therein shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law or by judgment, levy, attachment, garnishment or any other legal or equitable proceeding (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however,
                                                             --------  -------
that nothing in this Section 5.2 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.3 - Shares to Be Reserved
-----------   ---------------------

          The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4 - Notices
-----------   -------

          Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Grantee shall be addressed to the Grantee at the address given beneath the Grantee's signature hereto. By a notice

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

given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to such party. Any notice which is required to be given to the Grantee shall, if the Grantee is then deceased, be given to the Grantee's personal representative if such representative has previously informed the Company of such representatives status and address by written notice under this Section 5.4. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office of branch post office regularly maintained by the United States Postal Service.

Section 5.5 - Titles
-----------   ------

          Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.6 - Amendment
-----------   ---------

          This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

Section 5.7 - Governing Law
-----------   -------------

          The laws of the State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under the principles of conflicts of laws.

Section 5.8 - Jurisdiction
-----------   ------------

          Any suit, action or proceeding against the Grantee with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of Pennsylvania, as the Company may elect in its sole discretion, and the Grantee agrees to submit to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. By the execution and delivery of this Agreement, the Grantee appoints the Secretary as the Grantee's agent upon whom process may be served in any such suit, action, proceeding or judgment. By the execution and delivery of this Agreement, the Grantee appoints the Secretary as the Grantee's agent upon whom process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to the Grantee in the manner provided in Section
5.4 hereof, shall be deemed in every respect effective service of process upon him in any suit, action or proceeding. Nothing herein shall in any way be deemed to limit the ability of the Company to serve any such writs, process or summonses in any other matter permitted by applicable law or to obtain jurisdiction over the Grantee, in such other jurisdictions, and in such manner, as may be permitted by applicable law. The Grantee hereby irrevocably waives any objections which the Grantee may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Pennsylvania, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any

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inconvenient forum.  No suit, action or proceeding against the company with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority. The Company hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.

          IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                              THE ASHTON TECHNOLOGY GROUP, INC.



                              By:
                                 ----------------------------------
                                    Name:
                                         --------------------------
                                    Title:
                                          -------------------------



________________________            The aggregate number of shares
Name of Grantee:                    of Common Stock for which this
Title:                              Option is exercisable is __________
                                    (the "Option Shares")

________________________

________________________
     Address
     Grantee's Taxpayer Identification Number: ______________________________

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